Investor Contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com Barclays Global Financial Services Conference September 9, 2014 EXHIBIT 99.1 Investor Presentation dated September 9, 2014

Forward-Looking Statement
Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to
People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10)
the successful integration of acquisitions; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

People's United Bank
ME
Augusta
Montpelier
VT
NH
Concord
NY
Albany
MA
Boston
RI
CT
Hartford
Bridgeport
NJ
LEGEND
State Capital
Headquarters - Bridgeport, CT
People's United Bank

People's United Financial, Inc.

Corporate Overview
Snapshot as of June 30, 2014
People’s United Financial, Inc. NASDAQ (PBCT)
Headquarters: Bridgeport, CT
Chief Executive Officer: Jack Barnes
Chief Financial Officer:
(1)
Kirk Walters
Market Capitalization (9/5/14): $4.7 billion
Assets: $33.9 billion
Loans: $25.5 billion
Deposits: $24.1 billion
Branches: 407
In-store Branches:
(2)
142
ATMs: 616
Standalone ATMs:
(3)
113
Founded: 1842
Notes:
1.
2.
3.
On April 16, 2014 People’s United announced the transition of CFO Kirk Walters’ role with the company. Walters will continue as
CFO of People’s United Financial, Inc., the bank’s holding company, and former Treasurer David Rosato was appointed CFO of People’s United Bank. Walters will continue to serve as CFO of People’s United Financial, Inc. through December 31, 2014, when Rosato is expected to assume that position
Exclusive relationship with Stop & Shop, a subsidiary of Ahold (ENXTAM:AH)
Includes 21 ATMs in Stop & Shop locations where a branch is not present

Compelling Investment Opportunity
Leading market position in the best commercial banking market in the US
Significant growth runway within existing markets – expanding in two of the largest MSAs in the US (New York City, #1, Boston, #10)
Dividend yield of ~4.5%
Ability to maintain pristine credit quality – no credit “events”
Improving profitability
Strong liquidity
Continued capital deployment via organic growth and dividends

Attractive Market Demographics
Source: SNL Financial; Nielsen; FDIC data as of June 30, 2013
1. Excludes deposits from trust institutions and branches with over $750MM deposits;
excludes branches and deposits located outside each MSA
2. Rank weighted by percentage of franchise deposits
75% of People’s United’s franchise deposits are in its top 5 MSAs, which are some of the most densely populated and wealthy markets in the US
People's Franchise Metrics 1
MSA Rank out of 917 Nationwide MSAs
Market Size Population Median % Households
Total Deposits Market % Deposit Number of Deposits % of Density Household with $200k+
People's United Top 5 MSAs ($MM) Rank Market Share Branches ($MM) Franchise (# / sq. mile) Income Income
Bridgeport-Stamford-Norwalk, CT $33,816 1 18.5% 65 $6,241 29.7 6 7 2
Boston-Cambridge-Newton, MA-NH 124,503 10 2.2 52 2,772 13.2 8 18 9
New York-Newark-Jersey City, NY-NJ-PA 592,790 30 0.4 95 2,657 12.6 2 34 12
Hartford-West Hartford-East Hartford, CT 26,118 4 8.1 45 2,119 10.1 20 26 21
New Haven-Milford, CT 17,801 4 11.2 32 1,987 9.5 7 49 34
Top 5 MSAs $795,028 – 2.0% 289 $15,776 75.1 – – –
Weighted Average Rank 2
– – – – – 8 21 11
Rank / Nationwide MSAs (917 MSAs) – – – – – 0.8% 2.3% 1.3%

Branches $BN %
1 TD Bank 51 3.6 15.8
2 KeyCorp 53 2.5 10.8
3 Bangor Bancorp 60 2.2 9.4
4 Camden National 44 1.8 8.0
5 B of A 18 1.4 6.0
6 First Bancorp 16 1.0 4.5
7 Machias 18 0.9 3.8
8 People's United 26 0.9 3.7
9 Bar Harbor 16 0.9 3.7
10 Norway 22 0.8 3.3
Branches $BN %
1 B of A 242 57.4 19.9
2 RBS 252 29.0 10.1
3 Santander 225 18.1 6.3
4 TD Bank 152 11.5 4.0
5 Eastern Bank 95 6.9 2.4
6 Independent Bank 83 4.9 1.7
7 Middlesex 30 3.5 1.2
8 People's United 54 3.1 1.1
9 Boston Private 11 3.0 1.0
10 First Republic 4 3.0 1.0
Strong Deposit Market Positions
Connecticut Massachusetts Vermont
New York New Hampshire Maine
~850,000 commercial, business banking, consumer and wealth management relationships
#5 deposit market share in New England
#1 in Fairfield County, CT, 65 branches, $6.3BN deposits, 18.7% market share
Source: SNL Financial; FDIC data as of June 30, 2013; excludes trust institutions
Notes: PBCT branch count updated as of June 30, 2014
Branches $BN %
1 B of A 147 25.9 24.5
2 Webster 124 12.7 12.1
3 People's United 162 11.3 10.7
4 Wells Fargo 75 7.8 7.4
5 TD Bank 76 6.1 5.8
6 JPM Chase 54 4.8 4.5
7 First Niagara 85 4.3 4.1
8 Citi 21 3.0 2.9
9 Liberty 49 2.9 2.7
10 RBS 46 2.5 2.4
Branches $BN %
1 People's United 42 2.6 22.6
2 TD Bank 35 2.6 22.0
3 Merchants 32 1.3 10.8
4 RBS 21 0.8 7.0
5 KeyCorp 13 0.7 6.1
6 Northfield 13 0.5 4.4
7 Community 14 0.4 3.8
8 Union 12 0.4 3.5
9 Passumpsic 6 0.3 2.8
10 NH Thrift 17 0.3 2.5
Branches $BN %
1 RBS 74 6.7 23.9
2 TD Bank 73 5.8 20.5
3 B of A 27 4.6 16.3
4 People's United 28 1.3 4.6
5 NH Mutual 18 1.0 3.7
6 BNH 22 0.9 3.2
7 Santander 20 0.9 3.0
8 NH Thrift 21 0.8 2.8
9 Mascoma 19 0.7 2.6
10 Eastern Bank 7 0.7 2.6
Branches $BN %
1 JPM Chase 803 424.5 37.5
2 Citi 269 76.1 6.7
3 B of A 315 60.5 5.4
4 HSBC 155 58.9 5.2
5 Capital One 267 40.8 3.6
6 M&T 288 35.2 3.1
7 TD Bank 238 24.2 2.1
8 KeyCorp 250 19.4 1.7
9 First Niagara 201 17.2 1.5
10 Signature 28 15.3 1.4
28 People's United 95 2.7 0.2

Strategic Focus of Deposit Franchise
Growth
Core customers and deposits
Multiple product households/relationships
Leverage employee expertise to drive sales
Brand execution
Employee expertise
Superior customer experience
In-store supermarket strategy
Leveraging the Citizen’s branch acquisition
Navigating a low rate environment
Balancing growth, retention and cost of funds
Constant evaluation of branch-level profitability

In-store Versus Traditional Branches
Connecticut
On average, in-store locations are open 37% more hours per week than traditional branches (56 hours vs. 41 hours) but are 30% less expensive to operate
Partnership allows us to leverage our brand with the ~1.8 million shoppers who visit Connecticut
Stop & Shop stores every week
In-store locations operate under the same business model as traditional branches and sell all the Bank’s products and services
Mortgages, Home Equity Loans, Business Loans and Investments*
Connecticut in-store branches accounted for a significant portion of the new branch business booked in the market
* Sold by employees who are also licensed representatives of our brokerage affiliate
In-store Branches Traditional  Branches
58%
56%
42%
30%
29%
28%
42%
44%
58%
70% 71%
72%
73%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Consumer
Checking Accounts
Opened
Savings Accounts
Opened
Business Checking
Accounts Opened
Mortgage Loan
Originations
Home Equity Loan
Originations
Investment Sales Business Banking
Loan Originations
27%
Connecticut In-store Versus Traditional Branch Business (Last Twelve Months Through 6/30/14)

6%
5%
4%
3%
2%
1%
0%
-1%
-2%
13.86%
-1.23%
0.75%
0.64%
1.04%
1.04%
1.97%
1.52%
0.78%
0.21%
1.86%
0.57%
1.38%
2.20%
1.97%
3.38%
-0.35%
1.82%
1.28%
3.25%
0.90%
1.40%
1.51%
4.98%
1.27%
0.95%
2.44%
3.42%
1Q11
2Q11
3Q11 2
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Top 50 Median
PBCT

Consistent Loan Growth
Since the end of 2010, People’s United is one of only six banks within the top 50 by assets that have grown loans in each quarter
1
Source: SNL Financial. Excludes trust banks. Statements based on Total Gross Loans and Finance Leases, as reported, net of unearned discounts and gross of loss reserves. Does not include accrued interest on loans
Notes:
1
Top 50 banks by assets as of most recent year end; includes People’s United, First Niagara, First Republic, Signature,
UMB and Investors
2
Reflects completion of Danvers Bancorp acquisition in 2Q 2011
Quarterly Loan Growth Since 1Q 2011
PBCT Median = 1.67%
Top 50 Median = 1.27%

Continue to deepen our presence in heritage markets such as Connecticut and
Vermont
Substantial growth prospects in larger markets such as New York metro and greater Boston
New York:
1
• 19 commercial relationship managers up from zero in 1Q 2010
• 95 branches up from 5 in 1Q 2010; 59 branches, or ~60%, are in-store locations
• Total deposit growth of $2.8BN, or 72% compound annual growth, since 1Q 2010
Massachusetts:
1
• 33 commercial relationship managers up from 14 since 2010
• 54 branches up from 19 in 1Q 2010
• Total deposit growth of $2.3BN, or 35% compound annual growth, since 1Q 2010
Notes:
1
Data as of June 30, 2014
Revenue Opportunities
Geographic Extension

Under-represented asset classes ramping up
Bolstered commercial banking presence in greater Boston and Long Island
Building mid-corporate and government banking productivity
Filling in New York metro Commercial Real Estate presence
Increased Private Banking activity with initial focus on CT, metro New York and greater Boston
Steady asset-based lending and mortgage warehouse lending progress
Enhancing wealth management offering
Added seasoned wealth management team in Hartford area
Proprietary asset allocation and risk management strategies are implemented both internally and with a suite of external managers who represent our "best in class" recommendations
• Unified Managed Account technology allows us to “rent” intellectual capital – no customer funds leave the bank
Increasing momentum in other fee income businesses with a focus on cross-sell
Delivering interest rate swaps and foreign exchange products to corporate customers
Expanding international trade finance with the recent hire of a senior executive
Merchant services joint venture highlights commitment to better serve customers and drive growth
Growing commercial banking lending fees
Revenue Opportunities
Product Capabilities

Customer Profile
Family-owned and operated real estate management, acquisition and development company
Owns and manages over 50 commercial and residential properties in New York, New Jersey and
Florida, including 1,400+ apartment units and 25+ retail shopping centers
Customer Need
Customer was unhappy with existing bank and was looking for a new bank to provide a full array of depository, treasury management, lending and wealth management services
Basis for Relationship
20 year in-market relationship manager has multi-year relationship with customer and was able to leverage People’s United’s long-standing commitment to exceptional customer service
PBCT Solution
Since July 2013, People’s United has originated numerous commercial mortgages and revolving lines of credit
Treasury management and wealth management are providing commercial and personal account management; delivering a streamlined approach to depository account management and a comprehensive menu of investment alternatives
Branches are actively involved in offering partnership banking services to the customer’s 45 employees
Case Study
New York Metro CRE Customer

Case Study
Greater Boston C&I Customer
Customer Profile
Manufacturer of storage and transportation equipment for the compressed gas industry
Headquartered in MA with locations across the US; sells products both domestically and internationally
Customer Need
Customer was seeking to refinance and also needed a bank with a full line of products and services, including sophisticated treasury management, interest rate risk management, foreign exchange and leasing capabilities
Basis for Relationship
Relationship manager has long-standing relationship with the customer and was able to get the client to switch to People’s United based on both our full suite of high quality products/services as well as a strong commitment to the relationship from our local senior management
PBCT Solution
People’s United delivered a working capital line of credit, an equipment term loan and a commercial real estate loan
Customer relies on People’s United for its treasury management foreign exchange and merchant services needs
People’s United is also developing an interest rate risk management product for the customer

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share
$80.77

People's United Financial, Inc.

Growing Future Earnings Per Share
Loans and Deposits per Share
We have made substantial progress over the past year, growing loans and deposits per share at compound annual growth rates of 17% and 15%, respectively
$40
$45
$50
$55
$60
$65
$70
$75
$80
$85
$90
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
$26
2Q13 3Q13 4Q13 1Q14 2Q14
Loans ($BN) Loans per Share
$40
$45
$50
$55
$60
$65
$70
$75
$80
$85
$90
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
$26
2Q13 3Q13 4Q13 1Q14 2Q14
Deposits ($BN) Deposits per Share
$85.35

Expense Management Oversight Committee (EMOC) has been fully operational since
November 2011
Committee comprised of the CEO, CFO of the Bank, Chief Administrative Officer and Chief HR
Officer
EMOC oversees PBCT’s:
Non-interest expense management and implements strategies to attain targeted goals
Revenue initiatives that require expenditures and conducts periodic progress reviews
Provides a horizontal view of the organization
Expense Management Units (EMUs) established to facilitate EMOC functions
Defined EMUs include:
• Technology
• Operations
• Real Estate Services
Spending requests above $25,000 are submitted by EMU owners for approval
Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee
Expense Management
• Employment/Benefits
• Marketing
• Regulatory/Institutional
• Depreciation/Equipment
• Decentralized
• Intangible Amortization

$205.7
$204.5 $204.0
$205.4
$209.2
$207.7
$211.5
$206.7
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Expense Management (cont.)
Operating expenses have remained relatively flat over the last two years
People’s United has managed expenses while also making appropriate investments in:
People and systems amidst a regulatory environment of heightened expectations
Revenue and deposit gathering initiatives
Improving customer experiences via enhanced delivery of products and services
Operating Non-interest Expense ($MM)

Conservative, Long-Term Approach
Increase focus on relationship profitability
Continue to build deep, multi-product relationships with an emphasis on cross-sell
Deposit gathering remains a key focus and is reflected in incentive structure
Will not sacrifice credit quality to achieve growth
Scaling back multi-family loan business as competitive pressures increase
Tightly controlling expenses while investing in key infrastructure
Maintain asset sensitivity to position People’s United for rising interest rates

Summary
Sustainable Competitive Advantage
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint – in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Returning capital to shareholders
Strong capital base

18 Appendix

Net Interest Income (Fully Taxable Equivalent)
Linked Change
(in $ millions)
vs. Prior
Quarter
vs. Prior
Year
231.8
232.8
(1.6)
(1.0)
1.8
0.1
1.7
1Q 2014 Acquired
Loans
Investments Originated
Loans
Calendar
Day
Borrowings 2Q 2014
225.2
232.8
(12.4)
(0.2)
17.2
0.9
2.1
2Q  2013 Acquired
Loans
Borrowings Originated
Loans
Investments Deposits 2Q 2014

Net Interest Margin (%)
Linked Change
vs. Prior
Quarter
vs. Prior
Year
3.17% 3.13%
(0.07%)
(0.01%)
0.03%
0.01%
1Q 2014 New Loan
Volume
Investments Calendar
Day
Loan
Mix
2Q 2014
3.33%
3.13%
(0.21%) (0.03%)
0.03%
0.01%
2Q 2013 New Loan
Volume
Loan
Mix
Investments Deposits 2Q 2014

Agency MBS and Agency CMOs comprised of 10 year and 15 year collateral constitute ~80% of the portfolio.  $600MM municipal bond portfolio has an underlying weighted average credit rating above AA
Securities Portfolio Detail
2Q14 Total Securities Portfolio
$4.6 BN
($ in billions)
Note:
Duration of the securities portfolio is ~4 years
Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities
Held to maturity (HTM) securities reported on an amortized cost basis (book value).  Available for sale (AFS) securities reported at fair value
Agency CMO's, $2.2,
48%
Agency MBS, $1.4, 31%
Municipal - HTM, $0.6,
13%
FHLB Stock, $0.2, 4%
Bonds, Notes and
Debentures - AFS, $0.1,
3%
Corporate - HTM, $0.1,
1%

Loans
Linked Change
(in $ millions)
vs. Prior
Quarter
vs. Prior
Year
24,629
881
78
(133)
25,455
March 31, 2014 Commercial Retail Acquired June 30, 2014
22,866
2,627
566
(604)
25,455
June 30, 2013 Commercial Retail Acquired June 30, 2014
Year over year change
Annualized linked quarter change
11.3%
13.4%

Loans by Business Line
Note: Commercial represents Commercial & Industrial and Equipment Finance
2Q14 Total Loan Portfolio
$25.5 BN

Commercial
$9.5
37%
CRE
$9.2
36%
Residential
Mortgage
18%
Consumer
$2.2
9%
$4.6

24
Loans by Geography
Excluding equipment
finance loans, ~95%
of our 2Q14 loan
portfolio is within the
Northeast
2Q14 Total Loan Portfolio
$25.5 BN
Connecticut
28%
New York
18%
Massachusetts
17%
Vermont
$1.8
7%
New Hampshire
5%
Maine
$1.0
4%
New Jersey
$0.9
Other
$4.3
18%
3%
$7.0
$4.7
$4.4
$1.4

Commercial Real Estate,
$9.2BN, 36% of Total
Equipment Financing,
$2.7BN, 10% of Total
Commercial & Industrial,
$6.8BN, 27% of Total
($ in billions)
($ in billions) ($ in billions)
Commercial Loan Portfolio Detail
2Q 2014
73% of total loan portfolio
Residential, $3.1, 33%
Retail, $2.4, 26%
Office Buildings,
$2.2, 24%
Industrial/Manufact.,
$0.5, 6%
Hosp. &
Entertainment, $0.4,
5%
Mixed/Special
Use, $0.2, 2%
Self Storage, $0.2, 2%
Land, $0.1, 1%
Other Properties, $0.1,
1%
Finance, Ins. & RE,
$1.8, 27%
Service, $1.3, 18%
Manufacturing,
$0.9, 14%
Health, $0.8,
11%
Wholesale Dist.,
$0.7, 10%
Retail
Sales,
$0.6, 9%
Construction, $0.2, 3%
Transp/Utility, $0.2,
3%
Arts/Ent./Recr., $0.1,
2%
Public Admin, $0.1,
1%
Other, $0.1, 2%
Transp/Utility, $0.9,
34%
Construction,
$0.4, 14%
Finance, Ins. & RE,
$0.3, 11%
Printing,
$0.2, 8%
Waste, $0.2, 7%
Manufacturing, $0.2,
6%
Packaging, $0.1 5%
Wholesale Dist., $0.1,
5%
Mining, Oil & Gas,
$0.1, 4%
Service, $0.1, 2%
Other, $0.1, 4%

Residential Mortgage,
$4.6BN, 18% of Total
2Q 2014 originated weighted average LTV of 71%
2Q 2014 originated weighted average FICO score of 756
Hybrid ARMs represent ~90% of the portfolio
($ in billions)
Retail Loan Portfolio Detail
2Q 2014
Consumer,
$2.2BN, 9% of Total
2Q 2014 originated weighted average CLTV of 58%
2Q 2014 originated weighted average FICO score of 769
~60% of originations during last 3 years are in a first lien position
($ in billions)
27% of total loan portfolio
CT, $1.3, 60%
VT, $0.3, 11%
NY, $0.2, 9%
MA, $0.2,
8%
NH, $0.1, 6%
ME, $0.1, 6%
CT, $2.2, 49%
MA, $1.3, 27%
NY, $0.4, 9%
VT,
$0.3,
7%
NH, $0.2, 4%
ME, $0.1, 3%
Other, $0.1, 1%

Net Interest Income (NII) Sensitivity
Interest Rate Risk Profile
(1)
-1.4%
4.3%
9.2%
13.2%
17.2%
-1.0%
3.4%
7.5%
10.9%
14.3%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
Dn25 Up100 Up200 Up300 Up400
Immediate Parallel Shock
6/30/14 3/31/14
-0.4%
1.8%
4.5%
-3.8%
2.7%
5.1%
-0.1%
1.0%
2.9%
-3.7%
2.5%
4.8%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
Short End -25 Short End +100 Short End +200 Long End -100 Long End +100 Long End +200
Yield Curve Twist
6/30/14 3/31/14
Notes:
(1) Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.  Long End defined as terms greater than 18 months

Acquired Loan Portfolio
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(d) Includes approximately $9.5MM of charge-offs applied against reserves established subsequent to acquisition.
As of 6/30/14
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs c
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition d
Accretable
Yield
Non-Accretable
Difference
Danvers (7/1/11) $651.5 $182.2 $10.1 $38.5 26% $26.8
Smithtown (11/30/10) 400.5 195.8 94.6 62.0 153% 128.5
Others (various dates) 225.5 69.7 20.7 17.8 116% 33.2
Total $1,277.5 $447.7 $125.4 $118.3

Impact on Net Interest Margin Impact on Earnings Per Share
2Q14 Total Accretion (All interest income on acquired loans) 22 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 6.4
2Q14 Average Acquired Loan Portfolio 1,355 2Q14 Effective Tax Rate 35.0%
Effective Yield on Acquired Loan Portfolio 6.40% 2Q14 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 4.2
Weighted Average Coupon on Acquired Loan Portfolio
4.51% 2Q14 Weighted Average Shares Outstanding 298.2
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.89%
2Q14 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.01
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 6.4
2Q14 Average Earning Assets 29,736
Add: Average unamortized loan discount 152
Adjusted 2Q14 Average Earning Assets
29,888
Impact on Overall Net Interest Margin (bps) 9
Operating Net Interest Margin 3.13%
Adjusted Net Interest Margin 3.04%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio
Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
Notes:
1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 4.33%
2. Adjusted to include the discount on acquired loans (the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio)
$ in millions, except per share data
1
2
2

Summary of Acquired Loan Accounting Events
(in $ millions)
Period Cost Recovery Income
Gain (Loss) on Sale of
Acquired Loans
Acquired Loan Impairment Net Impact
2011
Q1 0.0 5.5 0.0 5.5
Q2 0.0 7.2 0.0 7.2
Q3 0.0 (4.8) 0.0 (4.8)
Q4 5.0 (0.4) (7.4) (2.8)
2012
Q1 0.0 0.0 (0.3) (0.3)
Q2 4.7 0.7 0.2 5.6
Q3 4.1 0.0 (5.7) (1.6)
Q4 0.0 0.3 0.0 0.3
2013
Q1 0.0 0.0 (2.6) (2.6)
Q2 0.0 5.8 0.9 6.7
Q3 3.0 0.0 (2.6) 0.4
Q4 0.2 (0.1) 0.1 0.2
2014
Q1 0.0 0.0 (1.5) (1.5)
Q2 0.1 (0.4) (0.8) (1.1)
Total $17.1 $13.8 ($19.7) $11.2
Since 2010, we have acquired $5.4BN of loans, approximately 24% of which remain in our portfolio.  We did not recognize cost recovery income, gains (losses) on sale or impairment in
2010.  Since 1Q 2011, the net impact of such activity is +$11.2MM

Balance Sheet Funding Detail
2Q14 Balance Sheet Funding
$33.9 BN
($ in billions)
82% funded by organic deposits, customer repurchase agreements and common equity
Retail Deposits, $16.2,
48%
Commercial Deposits,
$6.6, 19%
Stockholders' Equity,
$4.6, 14%
Fed Funds & FHLB
Borrowings, $3.1, 9%
Brokered Deposits, $1.3,
4%
Subordinated
Borrowings & Sr Notes,
$1.0, 3%
Customer Repurchase
Agreements, $0.4, 1%
Other Liabilities, $0.7,
2%

Deposits
Linked Change
(in $ millions)
vs. Prior
Quarter
vs. Prior
Year
Notes:
(1)
Commercial includes municipal deposits of $1,330MM at
Notes:
(1)
Commercial includes municipal deposits of $742MM at
06/2013 and $1,150MM at 06/2014
06/2014 (none at 06/2013)
03/2014 and $1,150MM at 06/2014
and $1,328MM at 06/2014
Total 24,089
Commercial
(1)
Retail (2)
7.2%
23,666
17,029
17,526
6,637 6,563
(74)
497
March 31, 2014 Retail Commercial June 30, 2014
Annualized linked quarter change
Total
24,089
Commercial (1)
Retail
(2)
21,982
9.6%
16,196
17,526
5,786
6,563
777
1,330
June 30, 2013 Retail Commercial June 30, 2014
Year over year change
2)
Retail includes brokered deposits of $663MM at 03/2014
2)
Retail includes brokered deposits of $1,328MM at

88.2 100.1
88.2
20.6
1.8 1.2
0.7
(6.2)
(4.2)
(0.9) (0.3)
(0.8)
79.5
-
20.6
2Q 2013 Non-
Operating
Operating
Leases
Investment
Mgmt.
Fees
Bank
Service
Charges
Gain on
Acq. Loan
Sales
Gain on
Resi. Mtg
Loan
Sales
Commercial
Banking
Lending
Fees
Insurance Other 2Q 2014
Non-Interest Income
Linked Change
(in $ millions)
Note: Non-operating income represents the gain on the merchant services joint venture, net of related expenses
Total
Non-Operating
Operating
79.9 100.1
79.9
20.6
2.3 0.8
0.8
(1.4)
(1.4)
(0.9)
(0.8)
0.2
79.5
-
20.6
1Q 2014 Non-
Operating
Bank
Service
Charges
Investment
Mgmt.
Fees
Customer
Int. Rate
Swap
Income
Operating
Leases
Commercial
Banking
Lending
Fees
Insurance Gain on
Resi. Mtg
Loan
Sales
Other 2Q 2014
(1)
Total
Non-Operating
Operating
(1)
vs. Prior
Quarter
vs. Prior
Year
(1)

Non-Interest Income by Category
(in $ millions)
Note: (1) Excludes $20.6MM gain on formation of the merchant services joint venture, net of related expenses
2Q14 Non-Interest Income
(1)
$79.5MM
Bank Service
Charges
$32.8
41%
Investment
Management Fees
$10.6
13%
Operating Lease
Income
$9.9
12%
Commercial
Banking Lending
Fees
$7.4
9%
Insurance
Revenue
$6.8
9%
Brokerage
Commissions
$3.6
5%
Customer Interest
Rate Swap
Income, Net
$2.2
3%
Other
$6.2
8%

Expense Progress
Estimated Cost Savings Analysis
Source: SNL Financial
Notes: “Pro Forma / Actual” represents PBCT operating non-interest expense and the actual expenses at the acquired institutions
Acquisition target costs fall away as the acquisitions are completed
“Without Expense Initiatives” represents PBCT operating non-interest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter
Our 2Q 2014 operating expense base of $207MM reflects $30MM (~$120MM annualized)
savings from successfully-executed expense initiatives
207
237
200
210
220
230
240
250
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Operating Noninterest Expense ($MM)
Pro Forma / Actual Without Expense Initiatives
$30MM
Cost
Savings

Expense Progress
Estimated Cost Savings Analysis
The $30MM in quarterly cost reductions is attributable to efforts related to acquisition cost savings and other initiatives
Source: SNL Financial
Notes: “Pro Forma / Actual” represents PBCT operating non-interest expense and the actual expenses at the acquired institutions
Acquisition target costs fall away as the acquisitions are completed
“Without Expense Initiatives” represents PBCT operating non-interest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter
237
207
7
23
$0
$50
$100
$150
$200
$250
Without Expense
Initiatives
Announced Acquisition
Savings
Other Initiatives Pro Forma / Actual
Operating Noninterest Expense ($MM)

Total
Non-Operating
Operating
Non-Interest Expense
Linked Change
(in $ millions)
Note:
(1)
Total
Non-Operating
Operating
(1)
vs. Prior
Quarter
vs. Prior
Year
216.7 208.3
211.5
(3.6)
(2.4)
(1.8)
(1.4)
0.8
206.7
5.2
1.6
1Q 2014 Non-
Operating
Operating
Leases
Comp. &
Benefits
Occ. &
Equip.
Other 2Q 2014
205.8 208.3
205.4
1.2
(1.3)
(0.3)
3.7
1.1
206.7
(1.9)
0.4
1.6
2Q 2013 Non-
Operating
Adv.  &
Promotion
Occ. &
Equip.
Comp. &
Benefits
Operating
Leases
Other 2Q 2014
Non-operating expense change primarily reflects the 1Q 2014 write-down on  certain branch assets

Non-Interest Expense by Category
(in $ millions)
2Q14 Non-Interest Expense
Total: $208.3MM; Operating: $206.7MM
Comp. & Benefits
$109.3
53%
Occupancy &
Equipment
$36.6
18%
Professional &
Outside Services
$14.9
7%
Regulatory
Assessments
$9.0
4%
Operating Lease
Expense
$8.7
4%
Amort. Of Acq.-
related Intangible
Assets
$6.2
3%
Other
$23.6
11%

39 Efficiency Ratio (%) Last Five Quarters 61.4% 62.2% 62.8% 63.9% 61.8% 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

40 Operating ROAA (%) Last Five Quarters 0.81% 0.78% 0.75% 0.69% 0.72% 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

41 Operating ROATE (%) Last Five Quarters 9.3% 9.8% 9.8% 9.3% 9.6% 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

42 Operating Dividend Payout Ratio (%) Last Five Quarters 83% 83% 83% 86% 82% 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

Substantial Progress Over the Last Five Years
Growing Loans, Deposits and Returning Capital to Shareholders
Growth has outpaced peers on the key metrics of loans per share and deposits per share
This has occurred while we have returned $2.2BN to shareholders
during this period.   Returns of capital were in the form of both
dividends ($1.1BN) and share repurchases ($1.1BN) which represents approximately 50% of our current market capitalization
Line Item PBCT
Peer
Median
PBCT Vs.
Peers
5-Year Loans Per Share CAGR 15.5% 0.1% +15.4%
5-Year Deposits Per Share CAGR 13.3% 1.1% +12.2%
Notes: 5-Year CAGR figures based on 2Q 2009 to 2Q 2014 data

Attractive Risk Profile
Ability to maintain strong credit quality
Conservative credit culture marked by absence of credit “events”
Median net charge-offs / average loans since 2007 have been 19 bps
Well-diversified commercial and retail banking portfolios
Low operating risk profile
Consistently profitable throughout the credit cycle
Straightforward portfolio of products – no complex financial exposures
Credit ratings of Baa1 / BBB+ / A- / A (low) as rated by Moody’s, S&P, Fitch and DBRS, respectively
Robust liquidity
Strong deposit market share in most core markets
Unused FHLB of Boston borrowing capacity of $4.5BN at 2Q 2014
2Q 2014 net loan-to-deposit ratio of 104.9%

Commercial Credit Culture and Approval Process
Well-defined credit culture and underwriting standards
Cash flow – deal specific and global
Collateral / limited unsecured exposure with equity investment requirements and guarantees
No speculative real estate projects
Credit structure includes meaningful covenants, appropriate LTVs and monitored advance rates
Industry knowledge and expertise (i.e. basic industries and property types)
Seasoned relationship managers with considerable local market knowledge
Experienced senior credit officers (SCO) average 25+ years of commercial banking experience
Approval authority
Local, regional and corporate credit committee structure
>$25MM also requires Executive Risk Oversight Committee (EROC) approval
Due diligence begins prior to the issuance of a proposal (market manager & SCO) and independent credit associates in Risk Management are utilized
Credit analyst / relationship manager complete detailed loan submission
Stress test cash flow for interest rate sensitivities, vacancy and rental rates
Independent field exams and appraisal review

Last Five Quarters
Asset Quality
NPAs / Loans & REO (%)
(1)
(1) Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
0.96
1.29
1.44
0.50
1.00
1.50
2.00
2.50
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
PBCT Peer Group - Median Top 50 Banks - Median

Asset Quality
Net Charge-Offs / Avg. Loans (%)
(1)
(1) Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.09%, 0.09%, 0.17%, 0.16% and 0.18% in 2Q 2014, 1Q 2014, 4Q 2013,
3Q 2013 and 2Q 2013, respectively
Last Five Quarters
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
0.40
0.30
0.20
0.10
0.00
2Q 2013
3Q 2013 4Q 2013
1Q 2014
2Q 2014
0.20
0.17
0.10
PBCT
Peer Group - Median
Top 50 Banks - Median

Average Annual Net Charge Offs / Average Loans (%)
Peer Group Comparison, 2009-2013
Conservative underwriting is a hallmark of this institution
Median, excluding PBCT = 0.95%
Source: SNL Financial
0.28
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
PBCT

Allowance for Loan Losses
Originated Portfolio Coverage Detail as of June 30, 2014
(in $ millions)
Commercial ALLL - $163.5 million
120% of Commercial NPLs
Retail ALLL - $19.0 million
30% of Retail NPLs
Total ALLL - $182.5 million
92% of Total NPLs
0.77%
0.92%
NPLs:Loans ALLL:Loans
Commercial
Banking
0.98%
0.30%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Retail Banking
0.82%
0.75%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Total
0.00%
0.50%
1.00%
1.50%

Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents Common Equity Tier 1 Capital (calculated in accordance with the Basel III Final Rule issued in July 2013) divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under current capital rules for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%
Capital Ratios
Last Five Quarters
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
People’s United Financial
Tang. Com. Equity/Tang. Assets 8.7% 8.5% 7.9% 8.0% 7.9%
Leverage Ratio
1, 5
9.3% 9.2% 8.3% 8.4% 8.3%
Tier 1 Common
2
11.6% 11.4% 10.2% 10.1% 10.0%
Tier 1 Risk-Based Capital
3, 5
11.6% 11.4% 10.2% 10.1% 10.0%
Total Risk-Based Capital
4, 5
12.8% 12.6% 11.3% 11.2% 12.5%
People’s United Bank
Leverage Ratio
1, 5
9.5% 9.5% 9.1% 9.1% 9.0%
Tier 1 Risk-Based Capital
3, 5
11.9% 11.8% 11.1% 11.0% 10.8%
Total Risk-Based Capital
4, 5
13.2% 13.2% 12.4% 12.2% 13.5%

Name Position
Years in
Banking
Professional
Experience
Jack Barnes President & CEO, Director 30+
People’s United Bank (SEVP, CAO),
Chittenden, FDIC
Kirk Walters
SEVP & CFO (People’s United
Financial, Inc.), Director
25+
People’s United Bank, Santander, Sovereign,
Chittenden, Northeast Financial
Galan Daukas SEVP Wealth Management 25+
People’s United Bank, Washington Trust, The
Managers Funds, Harbor Capital Mgmt
Sara Longobardi SEVP Retail Banking 20+ People’s United Bank
Dave Norton SEVP & Chief HR Officer 3+
People’s United Bank, New York Times,
Starwood, PepsiCo
Lee Powlus SEVP & Chief Administrative Officer 25+ People’s United Bank, Chittenden, Alltel
David Rosato SEVP & CFO (People’s United Bank) 25+ People’s United Bank, Webster, Allfirst
Chantal Simon SEVP & Chief Risk Officer 25+
People’s United Bank, Merrill Lynch US Bank,
Lazard Freres & Co.
Jeff Tengel SEVP Commercial Banking 30+ People’s United Bank, PNC, National City
Bob Trautmann SEVP & General Counsel 20+ People’s United Bank, Tyler Cooper & Alcorn
Management Committee

Solid Governance Structure
Board of Directors
People’s United
Financial, Inc.
Board of Directors
People’s United Bank
The Management
Committee
Management
Committees
Enterprise
Risk
Committee
Compensation,
Nominating &
Governance Committee
Audit
Committee
Treasury &
Finance
Committee
Regulatory
Steering
Committee
Executive Risk
Oversight Committee
Asset and Liability
Committee
Capital Management
Committee
Credit Policy
Committee
Asset
Quality
Committee
Expense Management
Oversight
Committee
Model Risk
Management
Committee
Disclosure
Committee
New Product
Approval
Committee
Senior Trust
Management
Committee
Transactions with
Affiliates Committee
HR
Administrative
Committee
CRA and Community
Development
Committee
Executive Technology
Committee
Real Estate
Committee
Marketing
Committee
Loan Review
Committee
Trust
Committee
Fraud Risk
Management
Committee

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-
GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other banks and thrifts. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s
United Financial’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses)
(the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income
(including the FTE adjustment on bank-owned life insurance ("BOLI") income, and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). In addition, operating lease expense is excluded from total non-interest expense and netted against operating lease income within non-interest income to conform with the reporting approach applied to our other fee-
based businesses that are already presented on a net basis. People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.
Non-GAAP Financial Measures and Reconciliation to GAAP

Operating earnings exclude from net income those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, non-recurring gains/losses, merger-related expenses (including acquisition integration and other costs), charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio.
Operating earnings per share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) GAAP earnings per share. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders' equity is calculated by dividing operating earnings (annualized) by average tangible stockholders' equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.
The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s United Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions. Please refer to People’s United Financial’s latest Form 10-Q regulatory filing for detailed reconciliations to
GAAP figures.
Non-GAAP Financial Measures and Reconciliation to GAAP

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com